TRADEMARK PURCHASE AGREEMENT
                          ----------------------------


          This Trademark Purchase Agreement, made this 17th day of February, 2000, by and between Finova Capital Corporation, a corporation incorporated under the State of Delaware ("Finova"), with its principal place of business at 111 West 40th Street, City of New York, State of New York, Ann Mostoller, Esquire, Chapter 7 ("Trustee"), Trustee for Caribbean Cigar Company in Chapter 7 Bankruptcy in the Eastern District of Tennessee; Trustee and Finova will at times be referred to as ("Seller"), SJI Wholesale, Inc., a corporation organized under the laws of the State of Tennessee, ("Buyer") with its principal place of business at 6312 Baum Drive, Knoxville, Tennessee 37950, and RONALD JENKINS, presently residing in Knoxville, Tennessee ("Guarantor").

          WHEREAS, Caribbean Cigar Company (a Florida Corporation) by and through its Chapter 7 Estate ("Caribbean") is the owner of certain trademarks as set forth in the Trademark Assignment and Release of Security Interests of Exhibit "A";

          WHEREAS, Finova has Security Interests in certain ones of the trademarks of Caribbean as set forth in the Trademark Assignment and Release of Security Interests of Exhibit "A".

          WHEREAS, pursuant to court order in Case No. 99-30466 in the United States Bankruptcy Court for the Eastern District of Knoxville, the Trustee has been ordered to cause Caribbean to deliver to Finova such documents or instruments as may be necessary to transfer to Finova certain of its trademarks and all goodwill associated with such trademarks;

          WHEREAS, Buyer desires to obtain ownership of all trademarks of Caribbean and all goodwill of the business symbolized by such trademarks;

          WHEREAS, the parties desire that Finova fully release all of its Security Interests in the trademarks of Caribbean and that ownership of all trademarks of Caribbean including, but not limited to, the Marks, Registrations and Applications, and all goodwill of the business symbolized by such trademarks be transferred to Buyer;

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties agree as follows, with closing contingent upon the performance of all of the below agreed obligations: a-d;

          1. Agreed obligations.

                   a. Trustee and Finova execute the Trademark Assignment and Release of Security Interests as set forth on Exhibit "A".

                   b. Buyer and Guarantor execute the Promissory Note as set forth on Exhibit "B" and Guarantor executing the Guaranty as set forth on Exhibit "C".

                   c. Buyer and Finova execute the Security Agreement on Exhibit "D".

                   d. Buyer and Finova execute the Escrow Agreement of Exhibit "E" and Buyer delivers to escrow agent one hundred thousand (100,000) shares of the Big Hub, Inc. stock.

          2. Sale. Buyer purchases and Seller sells for the sum of Three Hundred Twenty-five Thousand Dollars ($325,000), to be paid to Finova in accordance with the Promissory Note, all of Seller's right, title and interest in the Trademarks, including but not limited to, the marks, registrations and applications, and all goodwill of the business symbolized by such Trademarks as more fully described on Exhibit "A".

          3. Security Interest. Buyer grants to Finova a security interest in the Trademarks as more fully set forth on Exhibit "C" attached.

                   (a) Buyer shall, at its expense, take all reasonable actions requested by Finova at any time, pertaining to any events that occur from the effective date of this Agreement forward, to perfect, maintain, protect, and enforce Finova's first priority security interest and other rights in the Trademarks and the priority thereof, from time to time, including, without limitation, executing and filing financing statements or continuation statements and amendments thereof and executing and delivering such documents. In furtherance thereof, Buyer will deliver to Finova a UCC-l Financing Statement describing the Trademarks. The parties specifically recognize that any occurrences that may have an effect on Finova's first

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priority security interest that arose from events occurring prior to Buyer acquiring the Trademarks, shall be subject solely to the discretion of Buyer; the intent being that Finova specifically recognizes that since Buyer is purchasing from Finova the Trademarks "AS IS" "WHERE IS", "WITH ALL FAULTS", that Finova has no right to direct Buyer to take any action to perfect, maintain, protect and enforce Finova's "first priority security interest" resulting from events that have occurred prior to Buyer acquiring said Trademarks;

                   (b) Buyer represents, warrants and covenants that, to the best of its ability,

                            (i) it will not, after closing, cause any liens,
claims or encumbrances on the Trademarks whatsoever; and

                            (ii) Buyer shall not, without Finova's prior written
approval, sell, encumber or dispose of or permit the sale, encumbrances or disposal of any Trademarks or all or any substantial part of any of its other operating assets (or any interest of Buyer therein).

                   (c) As further consideration, Buyer will deliver to escrow agent one hundred thousand (100,000) shares of the Big Hub, Inc. stock ("HUB") to be held and disbursed by escrow agent as more fully set forth in the Escrow Agreement, a copy of which is attached here as Exhibit "D".

          4. Representations and Warranties of Seller. Seller has the authority and right to enter into this Agreement and perform its terms.

          5. Representations and Warranties of Buyer. The Buyer represents and warrants to Seller as follows:

                   (a) Buyer's Good Standing and Authority. Buyer is validly existing and in good standing under the laws of the State of Tennessee, and has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby, and has obtained all consents and approvals, and made all registrations, required to be made or obtained by it in connection herewith.

                   (b) No Contravention. The execution, delivery and performance of this Agreement, delivered by it in connection herewith does not violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (ii) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it may be bound or to which any of its assets is subject, or (iii) any provision of its charter or by-laws.

                   (c) Validity. This Agreement is binding upon and is enforceable against the Buyer in accordance with its terms.

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


                   (d) Registration. No registration with or consent or approval of, or any other action by, any governmental authority or any other person is required in connection with its execution, delivery and performance of, or is necessary for the validity or enforceability of this Agreement.

                   (e) No Investment Advice. It acknowledges that Seller has not given any investment advice, credit information or rendered any opinion as to whether the purchase of the Trademarks is prudent.

                   (f) Sophisticated Buyer. Buyer is a sophisticated purchaser with respect to the Trademarks and has adequate information to make informed decisions regarding the purchase of the Trademarks and has, independently and based upon such information as it has deemed appropriate, made its own independent decision to enter into this Agreement. Buyer acknowledges and understands that no employee, agent, representative or attorney of Seller has been authorized to make, and that the Buyer has not relied upon and shall not be entitled to rely upon, any statements or representations other than those specifically contained in this Agreement.

                   (g) Due Diligence. Prior to executing this Agreement, Buyer has made or has been given the opportunity to make such examinations, reviews and investigations as it deems necessary or appropriate in making its decision to purchase the Trademarks. Buyer has been and will continue to be solely responsible for the making of its own independent investigation as to all aspects of the Trademarks.

                   (h) No Representations. Except as expressly provided herein, Seller does not and will not make any oral or written representations, warranties, promises or guarantees whatsoever, whether expressed or implied, concerning or with regard to, and expressly disclaims any liability or obligation with respect to, concerning or relating to, any of the Trademarks.

                   (i) No Broker. Seller shall not be liable for any broker, finder or other person or entity acting pursuant to the authority of Buyer in connection with the transactions contemplated hereby.

                   (j) No Recourse. Buyer acknowledges that the assignment and transfer of the Trademarks to Buyer is irrevocable and Buyer has no recourse to Seller, except for any breach of this Agreement by Seller.

                   (k) Schedules. Buyer acknowledges that it reviewed Exhibit "A" and that it is true and correct regarding stating the Trademarks that the Buyer is purchasing.

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

                   (l) Buyer will from the date of possession of the Trademarks, be the exclusive owner of whatever right, title and interest Buyer has in and to each of the Trademarks, as were in existence at the time of acquisition of the Trademarks. Buyer is accepting these Trademarks "AS IS" "WHERE IS", "WITH NO FAULTS", Buyer expressly does not represent and warrant that Buyer will correct any or all defects in title that were preexisting on the date of the purchase of the Trademarks.

          6. Miscellaneous.

                   A. Amendments. This Agreement may only be amended by the written consent of all parties.

                   B. Notices. Trustee fully completes its obligations under this agreement by its execution of the Assignment document of Exhibit "A" and thus no further notices or communications between Trustee and the other parties, Buyer and Finova, are contemplated. All notices between the remaining parties, Finova and Buyer, shall be in writing. Notices delivered personally or by telecopier shall be deemed received on the same business day if delivered personally or by telecopier before 5:00 p.m. on such day, and otherwise on the next day. Notices deposited with an overnight courier service prior to this deadline on any business day shall be deemed received on the next business day. Notices deposited in the mail, postage prepaid, on any business day shall be deemed received on the third business day following such deposit. All notices to Finova shall be given to:

                   FINOVA CAPITAL CORPORATION
                   111 West 40th Street
                   New York, New York 10018
                   Attention:  Ray Eichler
                   Telephone:  (212) 403-0732
                   Telecopier: (212) 403-0913

          With a copy to:

                   Ruskin, Moscou, Evans & Faltischek
                   170 Old Country Road
                   Mineola, New York 11510
                   Attention:  Jeffrey Wurst, Esquire
                   Telephone:  (516) 663-6517
                   Telecopier: (516) 663-6678


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All notices to Buyer shall be given to:

          SJI Wholesale, Inc.
          6312 Baum Drive
          Knoxville, Tennessee 37950
          Attention:  Ron Jenkins
          Telephone:  (865) 584-3398
          Telecopier: (865) 584-6008

With a copy to:

          Stone & Hinds, P.C.
          700 First American Center
          507 Gay Street, S.W.
          Knoxville, Tennessee 37902
          Attention:  Maurice W. Gerard, Esquire
          Telephone:  (865) 546-6321
          Telecopier: (865) 546-0422

                   C. Headings. The headings, titles, and subtitles herein are inserted for convenience of reference only and shall not control or effect the meaning or construction of any of the provisions hereof

                   D. Gender. As used herein, all pronouns shall include the masculine, feminine, neuter, singular, and plural thereof, where ever the context and the facts require such construction.

                   E. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                   F. Severability. In the event any provisions of this Agreement shall be held invalid or unenforceable according to the law, such holding or actions shall not invalidate or render unenforceable any other provision hereof


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



                   G. Entire Agreement. All exhibits and schedules referred to in this Agreement are incorporated herein and made a part hereof This Agreement and the exhibits and schedules hereto, and the Agreement of even date herewith between Finova and Ron Jenkins ("Guarantor"), shall serve as a final integration and expression of all agreements between Finova, Buyer and Guarantor with respect to the subject matter hereof, and any previous agreement, representation or warranty, whether oral or written, shall have no force and effect.

                   H. Binding Effect. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective assigns, and legal representatives.

                   I. Survival of Representations. All representations, warranties, covenants, disclaimers, acknowledgments and agreement made by the parties hereto shall be considered to have been relied upon by the parties and shall survive the execution, delivery and performance of this Agreement and all other documents contemplated herein.

                   J. The parties recognize Guarantor has signed this Agreement solely to acknowledge that he will sign as a Guarantor of the monies obligated to be paid by Buyer to Finova under this Agreement.

                   K. The parties recognize that the Trustee has signed this Agreement for the limited purpose of selling all right, title and interest that Caribbean has in the Trademarks (Exhibit "A") to sign Exhibit "A", and to expressly put Buyer on notice that Caribbean is selling the Trademarks "WHERE IS" and "AS IS", and with all faults.

          IN WITNESS WHEREOF, the parties have caused this Trademark Purchase Agreement to be duly executed on the date first below written.


                                          CARIBBEAN CIGAR COMPANY
Date:  2/15/00


                                          By: /s/ Ann Mostoller
                                          ---------------------
                                          Ann Mostoller, Esq, Chapter 7 Trustee




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





                                          FINOVA CAPITAL CORPORATION


Date: 2/17/00                             By: /s/ Raymond J. Eichler
                                          --------------------------
                                          Its:  AVP
                                          ---------
                                          RAYMOND J. EICHLER



                                          SJI WHOLESALE, INC.

Date: 2/14/00                             By: /s/ Ron Jenkins
                                          -------------------
                                          RON JENKINS, President



                                          GUARANTOR:


Date: 2/14/00                             By: /s/ Ron Jenkins
                                          -------------------
                                          RON JENKINS



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